Exhibit 99.1

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IMPORTANT NOTICE

By reading the following release, you further agree to be bound by the following limitations and qualifications:

This communication is for informational purposes only and is not intended to and does not constitute an offer or invitation to exchange or sell or solicitation of an offer to subscribe for or buy, or an invitation to exchange, purchase or subscribe for, any securities, any part of the business or assets described herein, or any other interests or the solicitation of any vote or approval in any jurisdiction in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication should not be construed in any manner as a recommendation to any reader of this communication.

This communication is not a prospectus, product disclosure statement or other offering document for the purposes of Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017.

DIASORIN TO ACQUIRE LUMINEX CORPORATION FOR USD 37.00 PER SHARE OR APPROXIMATELY USD 1.8 BILLION

April 11, 2021

•	PROVIDES ACCESS TO PROVEN LUMINEX MULTIPLEXING TECHNOLOGY AND MOLECULAR TESTING SOLUTIONS TO BE USED IN UNIQUE TESTING PANELS, GENERATING CRITICAL MASS IN THE MOLECULAR DIAGNOSTICS SPACE

•	SETS THE GROUND FOR NEW PARTNERSHIPS AND BUSINESS DEVELOPMENT OPPORTUNITIES THROUGH LIFE SCIENCE OFFERINGS

•	BROADENS DIASORIN’S PRESENCE IN THE U.S.

•	ACCELERATES LUMINEX TECHNOLOGY AND SOLUTIONS’ PENETRATION OUTSIDE THE U.S. BY LEVERAGING DIASORIN’S INTERNATIONAL COMMERCIAL FOOTPRINT

•	CREATES SIGNIFICANT VALUE AND IS EXPECTED TO BE IMMEDIATELY ACCRETIVE TO DIASORIN EARNINGS PER SHARE(1) POST CLOSING

Saluggia (Italy) - April 11, 2021 - DiaSorin S.p.A. (“DiaSorin”; FTSE MIB: DIA) today announced that its Board of Directors has unanimously approved and signed a definitive merger agreement for DiaSorin to acquire Luminex Corporation (“Luminex”; NASDAQ: LMNX) for a price of USD 37.00 per share in an all-cash transaction. This corresponds to a total equity value of approximately USD 1.8 billion on a fully diluted basis and an enterprise value of approximately USD 1.8 billion.

The cash consideration represents a c.23.1% premium to Luminex shareholders based on the unaffected closing stock price of Luminex on 24 February 2021 (the date prior to press rumors regarding a potential sale of the company) and a c.30.6% and c.47.5% premium, based on, respectively, the 30-day and 90-day volume-weighted average closing stock price before 24 February 2021.

Luminex develops, manufactures and sells proprietary biological testing technologies and products with leading applications throughout the Diagnostics and Life Science industries. Luminex is a leader in multiplexing technology, one of the fastest growing markets in the molecular space, with more than 900 active clients. With its first-class technology and extensive Life Science solutions supporting clinical and pharmaceutical research and development, Luminex is highly complementary to DiaSorin’s growing diagnostics segment.

The acquisition will broaden DiaSorin’s positioning in the molecular diagnostics space and strengthen its existing value proposition in line with its strategic priorities. Through the acquisition, DiaSorin will gain access to Luminex’s molecular diagnostics multiplexing technology and a portfolio that will strengthen its existing offering while expanding its presence in the U.S. The acquisition will also provide access to Luminex’s applications throughout the Life Science industry, supporting access to academic and scientific research to shape market intelligence on future market trends, engaging with biopharma companies to drive opportunities for long-term partnerships (e.g. vaccine development, biological drugs) and access to clinical multiplexing assays for future Value Based Care projects based on diagnostic algorithms, as defined at the 2019 DiaSorin Investor Day.

(1)	Including synergies, excluding implementation costs, asset impairment and amortization of acquired intangibles recognized due to acquisition.

Following the acquisition, the combined entity will have combined 2020 revenues(2) of approximately € 1.25 billion, adjusted EBITDA(3) of approximately € 472 million, and positive Net Financial Position(4) of approximately € 335 million.

“We are really excited about this transaction, which we believe creates value for our shareholders and represents an outstanding opportunity for our future growth, positioning DiaSorin and Luminex as a unique combination of diagnostic specialists,” said Carlo Rosa, CEO of DiaSorin Group. “Luminex perfectly fits with our strategy to grow our positioning in the molecular diagnostics space, to broaden our presence in the U.S., and to create additional value through Life Science offerings. Together, DiaSorin and Luminex will provide a unique offer to laboratories, researchers, clinicians and patients worldwide, matching our extensive solutions in immunodiagnostics and molecular diagnostics with Luminex’s outstanding expertise in multiplexing technology and recognized leadership in life science applications. We look forward to having DiaSorin and Luminex employees working together for an exciting new journey.”

“With the merger into DiaSorin, we believe we can expand the value our customers receive through an expanded global product and service portfolio. The proposed transaction underscores the respected position Luminex has built in the marketplace and rewards our shareholders with attractive value for their shares,” said Nachum “Homi” Shamir, Chairman, President and CEO of Luminex. “The combined company should provide new opportunities for our employees within a larger company that is poised to become a strong leader in the molecular diagnostics and life sciences space, and I want to thank all of our employees, customers, and partners for their contributions over our 25+ year history.”

RATIONALE FOR THE ACQUISITION AND STRATEGIC BENEFITS OF THE TRANSACTION

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Provides access to leading multiplexing technology and molecular testing solutions to be used in unique testing panels: Luminex’s top-notch, flexible and leading multiplexing technology will strengthen DiaSorin’s offering in the molecular diagnostics space. DiaSorin will access a unique and extensive menu of solutions in Infectious Diseases, Respiratory Infections, Vector-Borne, Hospital Acquired Infections, Gastroenterology Infections, Genetics, and Women’s health.

•

Sets the ground for new partnerships and business development opportunities through Life Science offerings: Access to academic and scientific research will allow DiaSorin to shape market intelligence based on future market trends, engaging with Biopharma companies to drive opportunities for long-term partnerships (e.g. vaccine, biological drugs) and creating new future Value Based Care opportunities based on diagnostic algorithms, as defined at the 2019 DiaSorin Investor Day.

•

Broadens DiaSorin’s presence in the U.S.: Luminex’s strong positioning in the U.S. will allow DiaSorin to offer an enhanced and more diverse product mix in the biggest diagnostics market in the world and the most rewarding for innovation.

•

Accelerates Luminex technology and solutions’ penetration outside the U.S. through DiaSorin’s extensive commercial and geographical reach: Luminex will leverage DiaSorin’s leadership position, generating additional and sustainable long-term growth.

•

Creates significant value to shareholders: Immediately accretive to DiaSorin earnings per share(1) post closing, attractive return on invested capital profile and significant cost synergies generate value to current and future shareholders.

(2)	Luminex revenues converted at average 2020 exchange rate.
(3)	Luminex EBITDA converted at average 2020 exchange rate and restated from US GAAP to IFRS (DiaSorin estimate).
(4)

Luminex Net Financial Position at December 31, 2020 converted at average 2020 exchange rate (DiaSorin estimate), without taking into account the external financing to be incurred to fund the acquisition.

TRANSACTION CONSIDERATIONS

Under the terms of the agreement, Luminex will be merged with a newly formed U.S. subsidiary of DiaSorin, with Luminex shareholders receiving USD 37.00 in cash for each of their Luminex shares.

The transaction is expected to close within the third quarter of 2021 and is subject to Luminex shareholder approval and to other customary closing conditions, including the satisfaction of antitrust and CFIUS regulatory requirements.

The transaction will be funded through a mix of cash and external financing. Specifically, DiaSorin signed today a Senior Facilities Agreement with a syndicate of banks (consisting of BNP Paribas, Citi, Mediobanca and UniCredit) providing for a term loan of USD 1.1 billion due on 2026 and a bridge loan of USD 500 million due within 12 months, with extension options (exercisable at DiaSorin’s discretion) for an additional 12 months. With regard to the bridge facility, DiaSorin will evaluate different take-out alternatives.

Combined entity leverage(5) of the transaction is estimated to be approximately 2.5x and is expected to quickly decrease driven by cash generation of the combined entity.

The transaction will be immediately accretive to DiaSorin’s earnings per share(1) following closing of the transaction and will generate an attractive return on invested capital profile. The combination is also anticipated to result in cost synergies of approximately USD 55 million within 3 years after closing.

ADVISORS

Morgan Stanley & Co. International PLC acted as lead financial advisor to DiaSorin and Cravath Swaine & Moore LLP and Pedersoli Studio Legale acted as legal advisors. Perella Weinberg Partners acted as financial advisor to Luminex Corporation and DLA Piper LLP (US) acted as legal advisor. Mediobanca - Banca di Credito Finanziario S.p.A. provided a fairness opinion to the Board of Directors of DiaSorin.

Citigroup Global Markets Europe AG acted as financial advisor to DiaSorin. Citibank., N.A., London Branch also acted as a Bookrunner and Mandated Lead Arranger for the USD 1.6 billion fully committed Senior Facilities Agreement (“SFA”). BNP Paribas, Italian Branch, Mediobanca—Banca di Credito Finanziario S.p.A. and UniCredit S.p.A. are also Bookrunners and Mandated Lead Arrangers under the SFA; Mediobanca—Banca di Credito Finanziario S.p.A. is Agent for the SFA. In connection with the SFA, Cravath Swaine & Moore LLP, Pedersoli Studio Legale and Slaughter and May have acted as legal advisors to DiaSorin and Clifford Chance acted as legal advisor to the lenders.

CONFERENCE CALL

DiaSorin will host a conference call at 2.00 p.m. CEST, 1.00 p.m. BST, 8.00 a.m. EDT, on April 12, 2021 that can be accessed by dialing +39 02 8058811 (from Italy), +44 1 212 818003 (from UK), and +1 718 7058794 (from USA). Should you have any queries regarding any of the above, please contact the helpline at +39 02 8061371.

Presentation slides will be available at least 15 minutes before the conference call at the following link https://diasoringroup.com/en/investors/financial-corner/presentations and on the centralized storage of regulated information denominated eMarket STORAGE, available at the website www.emarketstorage.com.

A replay and the transcript of the call will be available after the conference call in that section of DiaSorin’s website.

NEW DIASORIN’S INVESTOR DAY

Save the date: DiaSorin will host a new Investor Day by the end of September 2021.

(5)	Estimated as combined Net Financial Position at December 31, 2020, including the incurrence of the indebtedness necessary to fund the acquisition on combined 2020 adjusted EBITDA.

ABOUT DIASORIN

Headquartered in Italy and listed at the Italian Stock Exchange in the FTSE MIB Index, DiaSorin is a global leader in the In Vitro Diagnostic (IVD) field, with 26 companies, 4 branches, 5 manufacturing facilities and 5 research and development centers.

For over 50 years, DiaSorin has been developing, producing and marketing reagent kits used by diagnostic laboratories worldwide. The extensive diagnostic testing offer, made available through continuous investments in research, positions DiaSorin as the player with the broadest range of specialty tests available within the diagnostic market, and identifies the Group as the “Diagnostic Specialist”.

More info at www.diasoringroup.com

For additional information, please contact:

INVESTOR RELATIONS CONTACTS

Riccardo Fava	Emanuela Salvini

Corporate Vice President Communication & Investor Relations	Investor Relator

Tel: +39 0161.487988	Tel: +39 0161.487567

riccardo.fava@diasorin.it	emanuela.salvini@diasorin.it

U.S. MEDIA CONTACTS

Mary K. Conway

Tel: +1 516.606.6545

MConway@MKCStrategies.com

FORWARD-LOOKING STATEMENT

This communication contains forward-looking statements, including within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. We intend the forward-looking statements contained in this communication to be covered by the safe harbor provisions of such Acts. All statements other than statements of historical fact in this communication are “forward-looking statements” for purposes of such Acts. In particular, these forward-looking statements include statements regarding future financial performance and the expectations of DiaSorin and Luminex (the “Parties”) as to, among other things, the achievement of certain targeted metrics at any future date or for any future period are forward-looking statements. These statements may include terms such as “may”, “will”, “expect”, “could”, “should”, “intend”, “estimate”, “anticipate”, “believe”, “remain”, “on track”, “design”, “target”, “objective”, “goal”, “forecast”, “projection”, “outlook”, “prospects”, “plan”, or similar terms. Forward-looking statements are not guarantees of future performance. Rather, they are based on the Parties’ current state of knowledge, future expectations and projections about future events and are by their nature, subject to inherent risks and uncertainties. They relate to events and depend on circumstances that may or may not occur or exist in the future and, as such, undue reliance should not be placed on them.

Actual results may differ materially from those expressed in forward-looking statements as a result of a variety of factors, including: the impact of the COVID-19 pandemic, the ability of DiaSorin and Luminex and/or the combined entity resulting from the proposed transaction (together with the Parties, the “Companies”) to create and launch new products successfully; changes in the global financial markets, general economic environment and changes in demand for diagnostic/healthcare/life sciences products, which is subject to cyclicality; changes in local economic and political conditions, changes in trade policy and the imposition of global and regional tariffs or tariffs targeted to the diagnostic/healthcare/life sciences industry, the enactment of tax reforms or other changes in tax laws and regulations; the Companies’ ability to offer innovative, attractive products; various types of claims, lawsuits, governmental investigations and other contingencies, including product liability and warranty claims, investigations and lawsuits; material operating expenditures in relation to compliance with health and safety regulations; the intense level of competition in the rapidly-changing diagnostic/healthcare/life sciences industry, which may increase due to consolidation; exposure to shortfalls in the funding of the Parties’ defined benefit pension plans; the ability to access funding to execute the Companies’ business plans and improve their businesses, financial condition and results of operations; the Companies’ ability to realize anticipated benefits from joint venture arrangements; disruptions arising from political, social and economic instability; commercial risk due the fact that the Companies operate in a market characterized by the presence of large competitors; risk associated to the maintenance of relationship with customers and strategic partners; risks associated with our relationships with employees and suppliers; increases in costs, disruptions of supply or shortages of raw materials; developments in labor and industrial relations and developments in applicable labor laws; exchange rate fluctuations, interest rate changes, credit risk and other market risks; political and civil unrest; earthquakes or other disasters; uncertainties as to whether the proposed acquisition discussed in this communication will be consummated or as to the timing thereof; the risk that the announcement of the proposed acquisition may make it more difficult for the Parties to establish or maintain relationships with their employees, suppliers and other business partners or governmental entities; the risk that the businesses of the Parties will be adversely impacted during the pendency of the proposed acquisition; risks related to the regulatory approvals necessary for the combination; the risk that the operations of DiaSorin and Luminex will not be integrated successfully and other risks and uncertainties; and such other factors relating to Luminex discussed in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and, in particular, the risks discussed under the caption “Item 1A. Risk Factors”, filed with the U.S. Securities Exchange Commission (the “SEC”).

Any forward-looking statements contained in this communication speak only as of the date of this document and the Parties disclaim any obligation to update or revise publicly forward-looking statements. Further information concerning the Parties and their businesses, including factors that could materially affect the Parties’ financial results, are included in DiaSorin’s reports and filings with CONSOB and Borsa Italiana and Luminex’s filings and reports with the SEC.

No responsibility. DiaSorin is in no way responsible for the accuracy, completeness and truthfulness of the data and information relating to Luminex, contained in and/or used for the purposes of this communication and Luminex is in no way responsible for the accuracy, completeness and truthfulness of the data and information contained in and/or used for the purposes of this communication.

No update. The information and opinions in this communication is provided to you as of the dates indicated and DiaSorin and Luminex do not undertake to update the information contained in this communication and/or any opinions expressed relating thereto after its presentation, even in the event that the information becomes materially inaccurate, except as otherwise required by applicable laws.

Non-IFRS and Other Performance Measures. This communication contains certain items as part of the financial disclosure which are not defined under IFRS. Accordingly, these items do not have standardized meanings and may not be directly comparable to similarly-titled items adopted by other entities. DiaSorin management has identified a number of “Alternative Performance Indicators” (“APIs”). These APIs (i) are derived from historical results of DiaSorin and are not intended to be indicative of future performance, (ii) are non-IFRS financial measures and, although derived from the financial statements, are unaudited and (iii) are not an alternative to financial measures prepared in accordance with IFRS. The APIs presented herein include adjusted EBITDA and Net Financial Position(6). These measures are not indicative of our historical operating results, nor are they meant to be predictive of future results. These measures are used by our management to monitor the underlying performance of our business and operations. Similarly entitled non-IFRS financial measures reported by other companies may not be calculated in an identical manner, consequently our measures may not be consistent with similar measures used by other companies. Therefore, investors should not place undue reliance on this data.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS - NO OFFER TO PURCHASE OR SELL SECURITIES

This communication is for informational purposes only and is not intended to and does not constitute or form a part of an offer or invitation to exchange or sell or solicitation of an offer to subscribe for or buy, or an invitation to exchange, purchase or subscribe for, any securities, any part of the business or assets described herein, or any other interests or the solicitation of any vote or approval in any jurisdiction in connection with the potential transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication should not be construed in any manner as a recommendation to any reader of this communication. No offer of securities shall be made.

This communication is not a prospectus, product disclosure statement or other offering document for the purposes of Regulation (EU) 2017/1129 (this Regulation and amendments together with any delegated act and implementing measures) or any other applicable laws or regulations.

(6)

EBITDA is a non-GAAP measure used by the Companies for measuring performance; EBITDA means the “operating result (EBIT)” before amortization of intangibles and depreciation of property, plant and equipment. Adjusted EBITDA means Luminex EBITDA converted at yearly average exchange rate and restated from US GAAP to IFRS (DiaSorin estimate).

Net Financial Position (debt) is a non-GAAP measure used by the Companies for measuring the financial structure. It is calculated as the “net current financial assets” (i.e. liquid assets + other current financial assets + current financial liabilities) plus the “non-current financial liabilities”.

This communication does not represent an offer to the public in Italy, pursuant to Section 1, letter (t) of Legislative Decree no. 58 of February 24, 1998, as subsequently amended and supplemented, nor elsewhere. The release, publication or distribution of this communication in certain jurisdictions may be restricted by law, and therefore persons in such jurisdictions into which this document is released, published or distributed should inform themselves about and observe such restrictions.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction between the Parties. In connection with the proposed transaction, Luminex plans to file relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Luminex will mail the definitive proxy statement to each shareholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT LUMINEX WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Luminex with the SEC may be obtained free of charge at the SEC’s website (www.sec.gov), or from Luminex by going to its investor relations website at investor.luminexcorp.com.

DiaSorin, Luminex and their respective directors, executive officers and certain other members of management may be deemed, under SEC rules, to be participants in the solicitation of proxies from Luminex’s shareholders in connection with the transaction. Information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such transaction when it is filed with the SEC. You may obtain information about Luminex’s directors and officers in Luminex’s definitive proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 31, 2021, and in subsequent statements of changes in beneficial ownership on file with the SEC. These documents may be obtained free of charge from the SEC’s website (www.sec.gov).